Contract liabilities - Summary of Deferred Revenue (Detail) - USD ($) $ in Thousands	Mar. 31, 2019	Mar. 31, 2018
Current
Payments in advance of services	$ 2,229	$ 557
Advance billings	3,092	2,104
Others	106	247
Total	5,427	2,908
Non-current
Payments in advance of services	4,950	550
Advance billings	1,642	2
Others	17	19
Total	$ 6,609	$ 571